UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event report): December 1, 2009

Constellation Energy Partners LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1801 Main, Suite 1300
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 308-3700

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Item 5.02 hereof is incorporated by reference into this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2009, the unitholders of Constellation Energy Partners LLC (the “Company”) approved the Constellation Energy Partners LLC 2009 Omnibus Incentive Compensation Plan (the “Plan”), which provides for the grant of options, restricted units, units, notional units, unit appreciation rights, performance awards or other unit-based awards to managers, officers, consultants and employees of the Company who perform services for the Company. The Plan will be administered by the Compensation Committee of the Board of Managers of the Company. Up to 1,650,000 of the Company’s common units representing Class B limited liability company interests may be delivered pursuant to awards under the Plan, subject to adjustment for unit splits, combination and similar transactions.

The Board of Managers of the Company, in its discretion, may suspend, discontinue or terminate the Plan at any time with respect to any award that has not yet been granted. The Board of Managers of the Company also has the right to alter or amend the Plan or any part of the Plan from time to time, including increasing the number of units that may be granted, subject to unitholder approval as required by the exchange upon which the units are listed at that time. The Compensation Committee of the Board of Managers of the Company may, in its discretion, waive any conditions or rights under, amend any terms of, or alter any award; provided, however, that no change in any outstanding award may be made that would materially reduce the benefit to a participant without the consent of such participant.

The summary of the Plan in this report does not purport to be complete and is qualified by reference to the information regarding the Plan and the text thereof contained in Exhibit A to the Proxy Statement filed by the Company on October 22, 2009.

Item 8.01	Other Events.

2009 Equity Update

At December 1, 2009, we had 476,326 Class A units and 22,339,967 Class B units outstanding, which included 177,674 unvested restricted common units issued under our Long-Term Incentive Plan, 167,484 unvested restricted common units issued under our Executive Inducement Bonus Program, and 1,074,319 unvested restricted common units issuable under previous grants made pursuant to our 2009 Omnibus Incentive Compensation Plan. As of December 1, 2009:

•	we had granted 199,401 restricted common units of the 450,000 common units available under our Long-Term Incentive Plan, 21,727 of which have vested;

•

we had granted 167,484 restricted common units under our Executive Inducement Bonus Program, none of which have vested (132,516 common units remain available for issuance in connection with distributions made on our common units); and

•	we had made grants for 1,074,319 restricted common units of the 1,650,000 common units available under our 2009 Omnibus Incentive Compensation Plan, none of which have vested.

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit Number	Description
10.1	Constellation Energy Partners LLC 2009 Omnibus Incentive Compensation Plan (incorporated by reference to Exhibit A to the Proxy Statement filed by the Company on October 22, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY PARTNERS LLC

Date: December 1, 2009	By:	/S/ CHARLES C. WARD
Charles C. Ward
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Constellation Energy Partners LLC 2009 Omnibus Incentive Compensation Plan (incorporated by reference to Exhibit A to the Proxy Statement filed by the Company on October 22, 2009).